UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 20, 2017

ECCO AUTO WORLD CORP.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-218334 (Commission File Number)	30-0943638 (IRS Employer Identification No.)

Unit C, 4/F, China Insurance Building, 48 Cameron Road,

Tsim Sha Tsui, Kowloon, Hong Kong

(Address of principal executive offices (zip code))

+852 3182 6922

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

ITEM 8.01 OTHER EVENTS

On November 20, 2017, resolved to close the offering (the “Offering”) from the registration statement on Form S-1/A, dated September 6, 2017, that had been declared effective by the Securities and Exchange Commission on September 14, 2017. The Offering resulting in 1,669,644 shares of common stock being sold at $.15 per share for a total of $250,446.60.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF ECCO AUTO WORLD CORPORATION IN LIEU OF AN ORGANIZATIONAL MEETING

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECCO AUTO WORLD CORP.

Date: November 21, 2017	By:	/s/ YIAP SOON KEONG
YIAP SOON KEONG
Chief Executive Officer (Principal Executive Officer; Principle Accounting Officer)

Date: November 21, 2017	By:	/s/ WOO SHUK FONG
WOO SHUK FONG
Director

Date: November 21, 2017	By:	/s/ KOH KOK WEI
KOH KOK WEI
Director

Date: November 21, 2017	By:	/s/ JASON WONG CHEE HON
JASON WONG CHEE HON
Director, President, Secretary and Treasurer

Date: November 21, 2017	By:	/s/ KOH KHEE NGIAP
KOH KHEE NGIAP
Director

Date: November 21, 2017	By:	/s/ JOSON YEO HUNG KWANG
JOSON YEO HUNG KWANG
Director

EXHIBIT INDEX

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF ECCO AUTO WORLD CORPORATION IN LIEU OF AN ORGANIZATIONAL MEETING